                                            SEMI-ANNUAL REPORT  |  June 30, 2001


                                                                      The Strong
                                                                           Value
                                                                            Fund



                                 [INSERT PHOTO]





                                                            [INSERT STRONG LOGO]

                                            SEMI-ANNUAL REPORT  |  June 30, 2001

                                                                      The Strong
                                                                           Value
                                                                            Fund

Table of Contents


Investment Review
  Strong Value Fund...................................... 2

Financial Information
  Schedule of Investments in Securities
    Strong Value Fund.................................... 4
  Statement of Assets and Liabilities.................... 6
  Statement of Operations................................ 7
  Statements of Changes in Net Assets.................... 8
  Notes to Financial Statements.......................... 9

Financial Highlights.....................................12

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Take a step back and take another look

The 18-month period ending in March of 2000 will go down in the annals of financial history as a period of tremendous financial excess. The Nasdaq Index, which peaked in March of 2000 at 5049, fell to 1639 by April of 2001, a correction of over 68 percent! The pain from that fallout has been intense.

Despite the stock market correction, America is still the greatest economic power in the world. This power flows from our dedication to the principles of capitalism. Excesses do occur at both ends of the financial cycle, but in the end, our economic model is the greatest wealth creation machine ever devised. Adam Smith, the "Father of Capitalism," spoke about an "invisible hand" that is always at work promoting efficiency and growth. And it certainly was evident during the past few years.

During an economic correction any and all weaknesses are totally exposed. Economic washouts are unpleasant, but if you learn from that experience, correct your weaknesses, anticipate change, and plan for the future, there is an excellent chance that you will benefit handsomely in the next cycle.

At the present time, there is more than enough pessimism about the economy to go around. Because of the pain we have been through, it is easy to interpret most economic and financial data negatively. When you are in an environment like this, it is important to take a step back and dispassionately appraise your situation. Your investment strategy should be anchored in bedrock and consistent across a wide range of economic environments.

In 1999, the Federal Reserve Board wanted to slow the growth of the U.S. economy. One of the most effective tools at the Fed's disposal is the management of interest rates. As a central bank raises interest rates, the economy should slow and the financial markets will reflect reduced expectations.

As the Fed implemented its policy of interest rate hikes, many investors chose to look over the valley and ignore the near-term risks. This rosy attitude coupled with a financial bubble of historic magnitude resulted in a tremendous hangover.

So far in 2001, the Federal Reserve has reduced interest rates six times in an effort to reinvigorate the economy. Congress has passed a major tax cut and is refunding more than $38 billion to taxpayers. The price of oil has declined and the U.S. dollar has weakened, making our goods and services more attractive to our trading partners.

All of these factors are major financial and economic stimuli for the U.S. economy. As we mentioned in our April 30, 2000 annual report, to bet against the Fed in either direction is dangerous--for it holds almost all of the cards. When the Federal Reserve Board and most of our leaders want the economy to improve, they will move heaven and earth to make it happen.

At Strong, we believe that the U.S. financial markets may trade in a channel for a number of years as we work through the excesses that developed during the bubble of the late 1990s. Such an environment, should it develop, would be much different than the roaring 90s. Income generation (bonds), stock picking, and trading acumen could be the keys to success in this environment.

We believe the U.S. economy is fundamentally solid. The U.S. stock market has proven itself to be an excellent long-term investment vehicle. Just remember that over the long haul, the stock market reflects the moderate but consistent growth of wealth in America.

One of the key lessons of the last five years is that extreme movements of the stock market in either direction are aberrations. The key to your investment success is to have reasonable expectations and goals, and to stick to a realistic long-term plan to reach your goals.

                                                            /s/ Dick
                                                            ---------

Strong Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15 percent from its average cost and the outlook for the company has deteriorated, the manager will sell the position.


                    Growth of an Assumed $10,000 Investment
                            From 12-29-95 to 6-30-01
[GRAPH APPEARS HERE]

                                                       Lipper Multi-Cap Value
                 Value Fund          S&P 500 Index*      Funds Index*
Dec 95             $10,000              $10,000            $10,000
Jun 96             $11,073              $11,010            $10,844
Dec 96             $11,682              $12,296            $12,099
Jun 97             $13,140              $14,830            $13,960
Dec 97             $14,710              $16,398            $15,355
Jun 98             $16,453              $19,303            $16,807
Dec 98             $16,941              $21,085            $16,357
Jun 99             $17,741              $23,695            $18,422
Dec 99             $16,610              $25,522            $17,328
Jun 00             $17,513              $25,413            $17,195
Dec 00             $18,713              $23,198            $18,998
Jun 01             $18,943              $21,644            $19,799

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: We are pleased to report that the Strong Value Fund outperformed its benchmark index, the Russell 3000(R) Value Index, as well as the broader S&P 500 Index, for the first six months of 2001. The Fund's positive return stands in contrast to the declines in the above indexes.

     As we expected, the equity markets were volatile and turbulent over the period. April was the Fund's strongest month, as the market reversed March's dramatic and broad-based sell-off. The best-performing stocks for the Fund were financials. Additionally, several of the Fund's health-care service stocks turned in robust performance, in sectors ranging from long-term care facilities to the emerging fields of genomics and proteonomics.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: We are still in a treacherous market environment, somewhere in the unraveling phase of the excessive bubble market. Although this process is well advanced, there still is a ways to go.

     Undoubtedly, the Fed's very aggressive campaign of six separate rate cuts this year has lent support to the interest-rate sensitive financial group. The Fund's holdings in this sector were able to rally off lows set in the first quarter. The strongest-performing sector of the economy in the first half of the year was consumer cyclicals, with surprising strength in the housing and automotive sectors. It would appear that the Fed's rate cuts have succeeded in reinforcing the confidence of the American consumer.

     There is a dichotomy of business and consumer sentiment today. While consumers continue to spend, business leaders in general are still very pessimistic, holding or cutting spending and investment plans to cautious levels. This trend is best seen in companies in the electronic-component supply sector, where 30-year industry veterans report they have never before seen such a dearth of orders. Improved information technology has allowed companies to obtain immediate feedback on backlogs and inventories, allowing them to quickly reduce excess capacity. Thus, when new orders do eventually arrive, we believe companies in this sector will show dramatic positive operating leverage. For this reason, we have added carefully selected names from this sector to the portfolio.

Q:   What investment strategies and techniques affected the Fund's performance?

A: The technology and telecommunications sectors continued to post new lows, reflecting lowered expectations for the rest of the year. Although we underweighted these sectors, our holdings here did post disappointing declines. We believe the telecommunication and technology 'bubble' crash is much like the boom and bust real estate cycle the U.S. experienced in the late 1980s. In the aftermath of the real estate crash, the Resolution Trust Corporation was created to handle the restructuring of the resultant $160 billion of bad loans. Today, the gross debt in the telecommunications sector is estimated at $650 billion, and a good portion of this is in process of being reorganized. Just as significant returns were reaped by owning select surviving companies then, we believe that several companies will emerge stronger from the current fallout. We have therefore added to and entered into positions in this sector, and are opportunistically scouting for more equities here.

     Energy prices appear to have peaked in the first half of this year. The combination of price elasticity, weaker end-market demand, and an increase in production has most likely put a lid on energy price increases for the rest of the year. Although we were early in underweighting the energy sector, this positioning was a positive contributor to performance during the second quarter.

Q:   What is your outlook regarding the future of the markets?

A: We expect that volatility will continue in the second half of the year, and that market outperformance for the foreseeable future will rely more heavily on specific stock selections, rather than sector selections. In this environment, the price at which we are willing to buy a stock will be the most important decision, allowing us to both weather and capitalize on the sharp swings in individual stock prices.

     The Fund's improvement in the second quarter relative to the first is encouraging, and we are working diligently to have the year's second half amplify this trend.

     We appreciate your trust in the Strong Value Fund.

     Laura J. Sloate
     Portfolio Manager

Average Annual Total Returns
As of 6-30-01
---------------------------------
         1-year             8.16%
         3-year             4.81%
         5-year            11.34%
         Since Inception   12.32%
         (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STRONG VALUE FUND

                                                      Shares or
                                                      Principal          Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 76.2%
Aerospace - Defense Equipment 2.9%
Goodrich Corporation                                    21,600        $  820,368
United Technologies Corporation                         10,500           769,230
                                                                      ----------
                                                                       1,589,598
Banks - Money Center 8.7%
Citigroup, Inc.                                         90,241         4,768,334

Banks - Super Regional 1.0%
Mellon Financial Corporation                            11,450           526,700

Commercial Services - Staffing 1.8%
Administaff, Inc. (b)                                   38,000           988,000

Computer - Manufacturers 1.5%
Dell Computer Corporation (b)                           18,500           480,075
International Business Machines Corporation              3,000           339,000
                                                                      ----------
                                                                         819,075
Diversified Operations  1.1%
Agilent Technologies, Inc. (b)                           2,500            81,250
Tyco International, Ltd.                                 9,900           539,550
                                                                      ----------
                                                                         620,800
Electronics - Miscellaneous Components 0.9%
CTS Corporation                                         23,200           475,600

Electronics - Parts Distributors 2.0%
Avnet, Inc.                                             49,700         1,114,274

Electronics - Scientific Instruments 0.4%

Applera Corporation-Applied Biosystems Group             7,500           200,625

Electronics - Semiconductor Manufacturing 0.3%
LSI Logic Corporation (b)                               10,000           188,000

Electronics Products - Miscellaneous 1.1%
AVX Corporation                                         27,900           585,900

Finance - Equity REIT 5.4%
Plum Creek Timber Company, Inc.                         59,750         1,680,767
Vornado Realty Trust                                    32,000         1,249,280
                                                                      ----------
                                                                       2,930,047
Finance - Investment Management 5.3%
Berkshire Hathaway, Inc. Class B (b)                       680         1,564,000
W.P. Stewart & Company, Ltd.                            34,000           833,000
Waddell & Reed Financial, Inc. Class A                  15,900           504,825
                                                                      ----------
                                                                       2,901,825
Finance - Publicly Traded Investment Funds -
  Equity 1.9%
Nasdaq-100 Shares (b)                                    7,000           321,580
Standard & Poors Depositary Receipt Trust Unit
  Series 1                                               5,900           726,939
                                                                      ----------
                                                                       1,048,519
Financial Services - Miscellaneous 1.2%
American Express Company                                17,200           667,360

Insurance - Property/Casualty/Title 5.8%
American International Group, Inc.                      28,780         2,475,080
XL Capital, Ltd. Class A                                 8,100           665,010
                                                                      ----------
                                                                       3,140,090
Internet - Internet Service Provider/Content 0.3%
Vicinity Corporation (b)                                86,100           148,092

Leisure - Hotels & Motels 1.4%
Crestline Capital Corporation (b)                       25,100           780,108

Leisure - Products 0.5%
Callaway Golf Company                                   19,000           300,200

Media - Radio/TV 4.1%
Hispanic Broadcasting Corporation (b)                   30,300           869,307
Spanish Broadcasting System, Inc. Class A (b)           55,000           451,550
Viacom, Inc. Class B (b)                                14,000           724,500
Westwood One, Inc. (b) (c)                               5,000           184,250
                                                                      ----------
                                                                       2,229,607
Medical - Biomedical/Genetics 2.1%
Applera Corporation-Celera Genomics Group (b)           29,000         1,150,140

Medical - Drug/Diversified 1.5%
Johnson & Johnson                                       16,000           800,000

Medical - Ethical Drugs 2.3%
Novartis AG Sponsored ADR                               12,000           433,800
Schering-Plough Corporation                             22,000           797,280
                                                                      ----------
                                                                       1,231,080
Medical - Nursing Homes 2.6%
Manor Care, Inc. (b)                                    45,000         1,428,750

Medical - Products 1.5%
Allergan, Inc.                                           3,500           299,250
Park Electrochemical Corporation                        18,700           493,680
                                                                      ----------
                                                                         792,930
Medical/Dental - Services 1.1%
Pharmaceutical Product Development, Inc. (b)            20,000           610,200

Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.                                             14,800           583,120

Oil & Gas - Field Services 0.5%
BJ Services Company (b)                                 10,000           283,800

Oil & Gas - United States Exploration &
  Production 0.7%
Anadarko Petroleum Corporation                           7,500           405,225

Real Estate Operations 0.0%
Vornado Operating, Inc. (b)                              4,050             5,589

Retail - Department Stores 1.9%
Federated Department Stores, Inc. (b)                   24,700         1,049,750

Retail - Discount & Variety 1.6%
PriceSmart, Inc. (b)                                    20,000           870,000

Retail - Home Furnishings 1.3%
Linens 'N Things, Inc. (b)                              22,000           601,040
Restoration Hardware, Inc. (b)                          25,000           135,750
                                                                      ----------
                                                                         736,790
Retail - Major Discount Chains 2.1%
Toys 'R' Us, Inc. (b)                                   22,000           544,500
Wal-Mart Stores, Inc.                                   12,100           590,480
                                                                      ----------
                                                                       1,134,980
Retail - Miscellaneous/Diversified 0.7%
Trans World Entertainment Corporation (b)               38,000           361,380

--------------------------------------------------------------------------------
STRONG VALUE FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Retail - Restaurants 1.2%
McDonald's Corporation                                  23,500       $   635,910

Retail/Wholesale - Building Products 0.6%
Lowe's Companies, Inc.                                   4,500           326,475

Telecommunications - Cellular 0.6%
AT&T Wireless Group (b)                                 20,250           331,088

Telecommunications - Services 4.2%
AT&T Corporation                                        20,000           440,000
Montana Power Company                                   90,750         1,052,700
WorldCom, Inc.-MCI Group (b)                            50,500           813,050
                                                                     -----------
                                                                       2,305,750
Utility - Gas Distribution 1.0%
Kinder Morgan, Inc.                                     11,200           562,800
--------------------------------------------------------------------------------
Total Common Stocks (Cost $35,374,784)                                41,628,511
--------------------------------------------------------------------------------
Preferred Stocks 0.0%
Fresenius Medical Care Holdings, Inc. Class D            8,500               340
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $0)                                             340
--------------------------------------------------------------------------------
Short-Term Investments (a) 22.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds $11,003,648);
  Collateralized by: United States Government
  & Agency Issues (d)                              $11,000,000        11,000,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $1,474,530);
  Collateralized by: United States Government
  & Agency Issues (d)                                1,474,100         1,474,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,474,100)                       12,474,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $47,848,884) 99.1%              54,102,951
Other Assets and Liabilities, Net 0.9%                                   502,539
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $54,605,490
================================================================================


SECURITIES SOLD SHORT
--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal             Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Westwood One, Inc.                                       5,000          $184,250
                                                                        --------
Total Securities Sold Short (Proceeds $131,241)                         $184,250
                                                                        ========


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------

                                                       Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                  --         $      --
Options written during the period                          670           276,594
Options closed                                            (412)         (154,452)
Options expired                                           (221)         (108,723)
Options exercised                                          (37)          (13,419)
                                                          ----         ---------
Options outstanding at end of period                        --         $      --
                                                          ====         =========

Closed, expired and exercised options resulted in a capital gain of $136,696.


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged or segregated as collateral to cover short sales.
(d) See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


                                                                    Strong
                                                                  Value Fund
                                                                  ----------


Assets:
  Investments in Securities, at Value (Cost of $47,848,884)       $54,102,951
  Deposit for Short Sales                                             131,241
  Receivable for Securities Sold                                      559,479
  Receivable for Fund Shares Sold                                          35
  Dividends and Interest Receivable                                    21,462
  Other Assets                                                         10,668
                                                                  -----------
  Total Assets                                                     54,825,836

Liabilities:
  Securities Sold Short, at Value (Proceeds of $131,241)              184,250
  Payable for Fund Shares Redeemed                                        941
  Accrued Operating Expenses and Other Liabilities                     35,155
                                                                  -----------
  Total Liabilities                                                   220,346
                                                                  -----------
Net Assets                                                        $54,605,490
                                                                  ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                   $45,128,511
  Accumulated Net Investment Loss                                     (14,210)
  Undistributed Net Realized Gain                                   3,290,131
  Net Unrealized Appreciation                                       6,201,058
                                                                  -----------
  Net Assets                                                      $54,605,490
                                                                  ===========

Capital Shares Outstanding (Unlimited Number Authorized)            4,803,010

Net Asset Value Per Share                                              $11.37
                                                                       ======
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                    Strong
                                                                  Value Fund
                                                                  ----------
Income:
  Dividends                                                       $  303,733
  Interest                                                           213,193
                                                                  ----------
  Total Income                                                       516,926

Expenses:
  Investment Advisory Fees                                           261,261
  Custodian Fees                                                       2,034
  Shareholder Servicing Costs                                         62,569
  Reports to Shareholders                                             55,199
  Other                                                               33,501
                                                                  ----------
  Total Expenses                                                     414,564
                                                                  ----------
Net Investment Income                                                102,362

Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
    Investments                                                    4,564,231
    Options                                                          136,696
    Short Transactions                                                61,022
                                                                  ----------
    Net Realized Gain                                              4,761,949
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   (4,132,242)
    Short Positions                                                  (70,342)
                                                                  ----------
    Net Change in Unrealized Appreciation/Depreciation            (4,202,584)
                                                                  ----------
Net Gain on Investments                                              559,365
                                                                  ----------
Net Increase in Net Assets Resulting from Operations              $  661,727
                                                                  ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------


                                                                             Strong Value Fund
                                                                     ---------------------------------
                                                                     Six Months Ended     Year Ended
                                                                       June 30, 2001     Dec. 31, 2000
                                                                     ----------------    -------------
                                                                        (Unaudited)
Operations:
  Net Investment Income                                                 $   102,362       $    37,980
  Net Realized Gain                                                       4,761,949         5,722,043
  Net Change in Unrealized Appreciation/Depreciation                     (4,202,584)          463,741
                                                                        -----------       -----------
  Net Increase in Net Assets Resulting from Operations                      661,727         6,223,764
Distributions:
  From Net Investment Income                                               (116,572)          (47,066)
  From Net Realized Gains                                                  (744,537)       (9,020,147)
                                                                        -----------       -----------
  Total Distributions                                                      (861,109)       (9,067,213)
Capital Share Transactions:
  Proceeds from Shares Sold                                              11,885,768        28,249,064
  Proceeds from Reinvestment of Distributions                               828,838         8,740,067
  Payment for Shares Redeemed                                            (9,742,703)      (40,718,957)
                                                                        -----------       -----------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions   2,971,903        (3,729,826)
                                                                        -----------       -----------
Total Increase (Decrease) in Net Assets                                   2,772,521        (6,573,275)
Net Assets:
  Beginning of Period                                                    51,832,969        58,406,244
                                                                        -----------       -----------
  End of Period                                                         $54,605,490       $51,832,969
                                                                        ===========       ===========
Transactions in Shares of the Fund:
  Sold                                                                    1,058,102         2,266,994
  Issued in Reinvestment of Distributions                                    78,695           781,129
  Redeemed                                                                 (870,090)       (3,256,936)
                                                                          ---------         ---------
  Net Increase (Decrease) in Shares of the Fund                             266,707          (208,813)
                                                                          =========         =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization
     Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

           The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

           Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

           The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

           Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the

-------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

          option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

    (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

    (K) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

    (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund.
     Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Sloate directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended June 30, 2001 totaled $4,626.

--------------------------------------------------------------------------------

    The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

    The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the six months then ended, were $11,802, $62,569, $3,653 and $1,013, respectively.

4.  Line of Credit
    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.  Investment Transactions
    The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $33,432,416 and $41,898,064, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.  Income Tax Information
    At June 30, 2001, the cost of investments in securities for federal income tax purposes was $47,876,452. Net unrealized appreciation of securities was $6,226,499, consisting of gross unrealized appreciation and depreciation of $9,288,392 and $3,061,893, respectively.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------------------------------------------



                                                                                 Period Ended
                                                             -------------------------------------------------------
                                                             June 30, Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data/(a)/                                2001/(b)/   2000     1999     1998     1997     1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $11.43   $12.31   $14.95   $13.77   $11.55   $10.00
Income From Investment Operations:
  Net Investment Income                                         0.02     0.01     0.06     0.08     0.10     0.13
  Net Realized and Unrealized Gains (Losses) on Investments     0.10     1.40    (0.36)    1.97     2.86     1.55
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.12     1.41    (0.30)    2.05     2.96     1.68
Less Distributions:
  From Net Investment Income                                   (0.02)   (0.01)   (0.06)   (0.07)   (0.10)   (0.13)
  From Net Realized Gains                                      (0.16)   (2.28)   (2.28)   (0.80)   (0.64)      --
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.18)   (2.29)   (2.34)   (0.87)   (0.74)   (0.13)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $11.37   $11.43   $12.31   $14.95   $13.77   $11.55
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
  Total Return                                                 +1.2%   +12.7%    -2.0%   +15.2%   +25.9%   +16.8%
  Net Assets, End of Period (In Millions)                        $55      $52      $58      $91      $94      $55
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                             1.6%*    1.5%     1.4%     1.3%     1.3%     1.5%
  Ratio of Expenses to Average Net Assets                       1.6%*    1.5%     1.4%     1.3%     1.3%     1.5%
  Ratio of Net Investment Income to Average Net Assets          0.4%*    0.1%     0.3%     0.5%     0.8%     1.5%
  Portfolio Turnover Rate                                      76.6%   149.0%   103.8%    92.6%   103.0%    89.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).


                       See Notes to Financial Statements.

Directors
   Richard S. Strong
   Willie D. Davis
   Stanley Kritzik
   Neal Malicky
   Marvin E. Nevins
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Elizabeth N. Cohernour, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   John W. Widmer, Treasurer
   Rhonda K. Haight, Assistant Treasurer

Investment Advisor
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Custodian
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri  64105

Transfer Agent and Dividend-Disbursing Agent
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin  53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin  53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14510-0601


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


[STRONG LOGO]


                                                                SVAL/WH3265 6-01